UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2010
VIRNETX HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-33852	77-0390628

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5615 Scotts Valley Drive, Suite 110 Scotts Valley, CA	95066

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (831) 438-8200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On August 9, 2010, VirnetX Holding Corporation issued a press release announcing its financial results for the second quarter ended June 30, 2010. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Title and Description

99.1	Press Release dated August 9, 2010
The information in this current report and the accompanying exhibit shall not be incorporated by reference into any filing of VirnetX Holding Corporation with the U.S. Securities and Exchange Commission, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing. The information in this report and the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2010	VIRNETX HOLDING CORPORATION
	By:	/s/ Kendall Larsen
		Name:	Kendall Larsen
		Title:	Chief Executive Officer